UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2004

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

            OREGON                   1-04837             93-0343990
 (State or other jurisdiction      (Commission        (I.R.S. Employer
       of incorporation)           File Number)      Identification No.)

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         14200 SW Karl Braun Drive,
             Beaverton, Oregon                             97077
  (Address of principal executive offices)               (Zip Code)

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       Registrant's telephone number, including area code: (503) 627-7111

                                    No Change
         (Former name or former address, if changed since last report.)

                                TABLE OF CONTENTS

Item 12. Results of Operations and Financial Condition.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 18, 2004, Tektronix reported its results of operations for the third fiscal quarter ended February 28, 2004. A copy of the press release issued by Tektronix announcing the results of operations referred to above is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Tektronix, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2004


                                         TEKTRONIX, INC.

                                         By:  /s/ COLIN L. SLADE
                                              ----------------------------------
                                              Colin L. Slade
                                              Senior Vice President
                                              and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
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  99.1       Press Release of Tektronix, Inc. dated March 18, 2004.